EXHIBIT 23.1

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration

Statements on Form S-8 (No. 333-30117, 333-42199, 333-80253, 333-73019 and

333-73017) of Lumisys Incorporated of our report dated January 26, 2000 appearing on Page 25 of this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California

March 30, 2000